                        AMENDMENT OF AGREEMENT OF MERGER

            AMENDMENT OF AGREEMENT OF MERGER, dated February 14, 1997, by and among SFX Broadcasting, Inc., NOC Acquisition Corp., CADCO Acquisition Corp.,
QN Acquisition Corp., Nederlander of Connecticut, Inc., Connecticut Amphitheater Development Corporation, QN Corp., Connecticut Performing Arts, Inc., Connecticut Performing Arts Partners and the Stockholders of Nederlander of Connecticut, Inc., Connecticut Amphitheater Development Corporation and QN Corp. listed on the signature pages annexed hereto.

                                  WITNESSETH:

            WHEREAS, the parties hereto have entered into that certain Agreement of Merger, dated February 12, 1997 by and among the parties signature hereto (the "Merger Agreement"); and

            WHEREAS, the parties have agreed to amend the Merger Agreement on the terms and conditions set forth herein.

            NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto for themselves and their respective successors and assigns, agree that the Merger Agreement shall be amended as follows:

            1. The date "February 14, 1997" set forth in Section 8.1(a) of the Merger Agreement shall be deemed deleted and the date "March 4, 1997" shall be substituted therefor.

            2. The date "February 14, 1997" set forth in the first sentence of
Section 9.3 shall be deemed deleted and the date "March 4, 1997" shall be substituted therefor.

            3. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and shall supersede any and all other agreements between the parties with respect to the subject matter hereof. This Agreement may not be changed or modified orally but only by written instrument signed by the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

            4. This Agreement shall be binding on the parties hereto, their respective successors and assigns.

            5. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            6. Except as expressly modified by this Agreement, the Merger Agreement is and shall remain in full force and effect.


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

            IN WITNESS WHEREOF, the parties have executed and delivered this Amendment of Merger Agreement on the day and year first above written.


SFX BROADCASTING, INC.                    NEDERLANDER OF CONNECTICUT, INC.



By: /s/ Howard J. Tytel                   By: /s/ Robert E. Nederlander
    --------------------------------          ----------------------------------
    Name:  Howard J. Tytel                    Name:  Robert E. Nederlander
    Title: Executive Vice President           Title: President


NOC-ACQUISITION CORP.                     CONNECTICUT AMPHITHEATER
                                              DEVELOPMENT CORPORATION

By: /s/ Howard J. Tytel                   By: /s/ James Koplik
    --------------------------------          ----------------------------------
    Name:  Howard J. Tytel                    Name:  James Koplik
    Title: Executive Vice President           Title: President


CADCO ACQUISITION CORP.
                                          QN CORP.

By: /s/ Howard J. Tytel                   By: /s/ Robert E. Nederlander
    --------------------------------          ----------------------------------
    Name:  Howard J. Tytel                    Name:  Robert E. Nederlander
    Title: Executive Vice President           Title: President


QN-ACQUISITION CORP.
                                          CONNECTICUT PERFORMING ARTS, INC.


By: /s/ Howard J. Tytel                   By: /s/ Robert E. Nederlander
    --------------------------------          ----------------------------------
    Name:  Howard J. Tytel                    Name:  Robert E. Nederlander
    Title: Executive Vice President           Title: President


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

CONNECTICUT PERFORMING ARTS PARTNERS

By:  Nederlander of Connecticut, Inc.


By: /s/ Robert E. Nederlander
    ----------------------------------
    Name:  Robert E. Nederlander
    Title: President


By: Connecticut Amphitheater
    Development Corporation


By: /s/ James H. Koplik
    ----------------------------------
    Name:  James Koplik
    Title: President


STOCKHOLDERS OF NOC:                      STOCKHOLDERS OF CADCO:


/s/ Robert E. Nederlander                 /s/ James H. Koplik
--------------------------------------    --------------------------------------
Robert E. Nederlander                     James H. Koplik



/s/ Robert E. Nederlander                 /s/ Shelly Finkel
--------------------------------------    --------------------------------------
Robert E. Nederlander, Jr.                Shelly Finkel


/s/ Eric Nederlander                      STOCKHOLDERS OF QN CORP.:
--------------------------------------
Eric A. Nederlander                       RER Corp.


/s/ Louis F. Raizin                       By: /s/ Robert E. Nederlander
--------------------------------------        ----------------------------------
Louis F. Raizin                               Name:  Robert E. Nederlander
                                              Title: President


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